Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
JLens 500 Jewish Advocacy U.S. ETF (TOV)
(the “Fund”)
September 25, 2025
Supplement to the Prospectus and
Statement of Additional Information (“SAI”),
each dated November 25, 2024

Effective September 29, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-adviser.

Please retain this Supplement with your Prospectus and SAI for future reference.